HECO Exhibit 10(b)

FIRST AMENDMENT TO

INTER-ISLAND INDUSTRIAL FUEL OIL AND DIESEL FUEL SUPPLY CONTRACT

BY AND BETWEEN

BHP PETROLEUM AMERICAS REFINING INC.

AND

HAWAIIAN ELECTRIC COMPANY, INC.;

MAUI ELECTRIC COMPANY, LIMITED;

AND

HAWAII ELECTRIC LIGHT COMPANY, INC.

This First Amendment to Inter-Island Industrial Fuel Oil and Diesel Fuel Supply Contract (“Amendment”), dated March 29, 2004 is entered into between Tesoro Hawaii Corporation fka BHP Petroleum Americas Refining Inc., a Hawaii corporation (hereinafter referred to as “Tesoro” or “SELLER”) and Hawaiian Electric Company, Inc. (“HECO”), and its wholly-owned subsidiaries Maui Electric Company, Limited (“MECO”), and Hawaii Electric Light Company, Inc. (“HELCO”), each a Hawaii corporation (HECO, MECO and HELCO hereinafter collectively referred to as “BUYER”).

WHEREAS, BHP Petroleum Americas Refining Inc. entered into that certain Inter-Island Industrial Fuel Oil and Diesel Fuel Supply Contract dated November 14, 1997, effective as of January 1, 1998 (the “Contract”); and

WHEREAS, on or about June 1, 1998, Tesoro Petroleum Corporation purchased the stock of BHP Petroleum Americas Refining Inc., and thereafter changed the name of BHP Petroleum Americas Refining Inc. to Tesoro Hawaii Corporation; and

WHEREAS, the Contract provided for the sale by SELLER and purchase by BUYER of Industrial Fuel Oil (“Fuel Oil”) and Diesel Fuel (also “Diesel”) for the period from January 1, 1998 through December 31, 2004, with provision for additional terms of 12-months each beginning each successive January 1, unless BUYER or SELLER gives written notice of termination at least 120 days prior to the expiration of the then current term; and

WHEREAS, SELLER and BUYER desire to extend the original term of the Contract for an additional ten-year period under the existing terms and conditions of the Contract, subject to the amendments noted herein;

NOW THEREFORE, the parties agree to amend the Contract as follows, effective as of January 1, 2005:

1. All references to “BHP” or “BHP Petroleum Americas Refining Inc.” in the title of and throughout the Contract shall be replaced by “Tesoro Hawaii Corporation”.

2. Article I (“Definitions,”), Section 1.1, is hereby amended by amending the definitions of “Month of Delivery” and “Original Term,” to read as follows:

“36. “Month of Delivery” means the calendar month during which the physical Delivery is completed which is indicated by the cessation of pumping of Product.”

“38. “Original Term” means the first term of this Contract, which commences January 1, 1998 and concludes December 31, 2014.”

3. Article II (“Term”) is hereby amended in its entirety to read as follows:

“The Original Term of this Contract shall be from January 1, 1998 through December 31, 2014, and continue for Additional Terms, unless BUYER or SELLER gives written notice of termination at least one hundred twenty (120) Days before the beginning of an Additional Term.”

4. Article III (“Quantity”), Section 3.1 (“Minimum and Maximum Annual Quantities”) is hereby amended in the first paragraph by replacing the phrase “1999-2004” in the table setting forth the Fuel Oil annual physical quantities with “1999-2014/Additional Term” and by also replacing the phrase “1999-2004” in the table setting forth the Diesel annual physical quantities with “1999-2014/Additional Term”; and in the third paragraph by replacing the phrase “2004” with “2014.”

5. Article V (“Price, BTU Determination”), Section 5.1 (“Fuel Oil Price”) is hereby amended in the first paragraph by replacing the phrase “1999-2004” in the table setting forth the [            ] with “1999-2014/Additional Term” and by also replacing the phrase “2004” with “2014” in the immediately following sentence.

6. Article V (“Price, BTU Determination”), Section 5.2 (“Diesel Price”) is hereby amended in the first paragraph by replacing the phrase “1999-2004” in the table setting forth the [            ] with “1999-2014/Additional Term” and by also replacing the phrase “2004” with “2014” in the immediately following sentence; and is hereby further amended in the second paragraph by replacing the phrase “1999-2004” in the table setting forth the [            ]

[            ] with “1999-2014/Additional Term” and by also replacing the phrase “2004” with “2014” in the immediately following sentence.

7. Article VI (“Payment”), Section 6.2 (“Method of Payment”) is hereby updated by amending SELLER’S wire transfer information as follows:

“Bank One, Chicago, Illinois

ABA# 071000013

Tesoro Hawaii Corporation

Account # 5563631”

8. Article XV (“Entire Agreement, Waiver and Illegality”), Section 15.2 (“Notices”) is hereby clarified and updated by amending it in its entirety to read as follows:

“Except as otherwise expressly provided herein, all notices shall be given in writing, by letter, electronic mail, or facsimile to the following addresses, or such other addresses as the parties may designate by notice, and shall be deemed given upon receipt, provided that notice sent by mail shall be deemed to have been given on the date of actual delivery or at the expiration of the fifth day after the date of mailing, whichever is earlier.

SELLER:	Tesoro Hawaii Corporation
P.O. Box 3379
Honolulu, Hawaii 96842
Attn: Manager Utility Fuel Sales
Facsimile: (808) 547-3336

BUYER:	Hawaiian Electric Company, Inc.
P. O. Box 2750
Honolulu, Hawaii 96840
Attn: Director Fuels Resources, Power Supply Process Area, Mail
Stop WP-2/IF
Facsimile: (808) 543-4207

The Director Fuel Resources, Power Supply Process Area, for Hawaiian Electric Company, Inc. shall be responsible for forwarding notices to the other parties to this Contract.”

9. Article XVI [            ] is hereby amended by replacing the phrase “the period 1999-2004” with “the period 1999-2014, plus any Additional Term thereafter.”

10. Addendum No. 2 (“Seller’s Facilities on Maui and Hawaii”), Section 17 (“Required Insurance”) is hereby amended by amending the first paragraph thereof in its entirety to read as follows:

“Without in any way limiting BUYER’s liability pursuant to this Contract, BUYER shall maintain and require any carrier to maintain the following insurance and all insurance that may be required under the applicable laws, ordinances, and regulations of any governmental authority:

i.	Workers’ Compensation and Employer’s Liability Insurance:

(a)

As prescribed by applicable law, including insurance covering liability under the U.S. Longshore and Harbor Workers’ Compensation Act and the Outer Continental Shelf Lands Act with voluntary compensation for marine operations to include transportation, wages, maintenance and cure, and Jones Act Coverage where required.

(b)	Coverage B Employer’s Liability with a minimum limit of $500,000.

(c)	Endorsement to include a waiver of subrogation against SELLER.

ii.	Comprehensive General Liability Insurance:

(a)	Bodily Injury and Property Damage Insurance with a minimum combined single limit of $1,000,000 per occurrence for bodily injury and property damage liability. Deductible or self-retention amount must be shown on certificate of insurance.

(b)	Such insurance shall include the following coverages: Products and Completed Operations and Personal Injury Liability.

(c)	SELLER shall be named as additional insured.

(d)	Endorsement to include a waiver of subrogation against SELLER.

iii.	Commercial Automobile Liability and Property Damage Liability Insurance:

(a)	Coverage for all owned, non-owned and hired vehicles used in receiving diesel from SELLER’s Neighbor Island Terminals with a minimum combined single limit of $1,000,000 per occurrence for bodily injury and property damage liability. Coverage shall include an endorsement, form “CC 00 31 12 89, Changes in Business Auto and Truckers Policies – Mobile Equipment, Contractual Liability and Pollution (Hawaii),” or its equivalent, to provide pollution liability coverage. Deductible or self-retention amount must be shown on certificates.

(b)	If applicable, Motor Carrier Policies of Insurance for Public Liability Endorsement (Motor Carrier Act of 1980) Form MCS-90 must be provided with minimum limits of $1,000,000 Bodily Injury and Property Damage per occurrence.

(c)	SELLER shall be named as additional insured.

(d)	Endorsement to include a waiver of subrogation against SELLER.

iv.	Excess (Umbrella) Liability Insurance:

(a)	Coverage with limits of liability not less than $5,000,000 per occurrence, and additional excess limits may be used to supplement inadequate limits in the primary policies required in Coverage B Employer’s Liability Insurance and Comprehensive General Liability Insurance.

(b)	SELLER shall be named as additional insured.

(c)	Endorsement to include a waiver of subrogation against SELLER.”

11. Addendum No. 2 (“Seller’s Facilities on Maui and Hawaii”), Section 19 (“Notices”) is hereby updated by amending it in its entirety to read as follows:

“Notices for the forecast of available diesel storage capacity, arrival of BUYER’s Nominated Barge or delivery timing notification, diesel quality notifications, or transfer notifications shall be made to the following addresses:

MAUI:	Tesoro Hawaii Corporation Terminals
Terminal Supervisor
140-A Hobron Avenue
Kahului, Hawaii 96732
Telephone: (808) 871 - 0817
Facsimile: (808) 871 - 0728

Maui Electric Company, Ltd.
Production Department
P.O. Box 398
Kahului, Hawaii 96732
Telephone: (808) 442 - 4914
Facsimile: (808) 442 - 4975

HAWAII:	Tesoro Hawaii Corporation Terminals
Terminal Supervisor
607 Kalanianaole Avenue
Hilo, Hawaii 96720
Telephone: (808) 961 - 3177
Facsimile: (808) 969 - 1085

Hawaii Electric Light Co., Inc.
Production Department
P.O. Box 1027
Hilo, Hawaii 96720
Telephone: (808) 969 - 0423
Facsimile: (808) 969 - 0425”

12. Exhibit A (“No. 6 Industrial Fuel Oil Specifications”), and Exhibit B (“Diesel Specifications”), are hereby replaced by the Exhibit A and Exhibit B, respectively, attached hereto and incorporated by reference.

13. Exhibit C (“No. 6 Fuel Oil Example Price Calculation”) and Exhibit D (“Diesel Example Price Calculation”), are hereby clarified and updated by replacing them with the Exhibit C and Exhibit D, respectively, attached hereto and incorporated herein by reference.

14. Except as expressly amended in this Amendment, the provisions of the Contract shall remain in full force and effect, and exactly as written.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Inter-Island Industrial Fuel Oil and Diesel Fuel Supply Contract as of the day and year first written above.

TESORO HAWAII CORPORATION

By	/s/ STEVE L. WORMINGTON

Its	Steve L. Wormington (Printed or Typed Name) EVP Marketing

SELLER

HAWAIIAN ELECTRIC COMPANY, INC.

By	/s/ THOMAS C. SIMMONS

Its	Thomas C. Simmons (Printed or Typed Name) Vice President, Power Supply

By	/s/ WILLIAM A. BONNET

Its	William A. Bonnet (Printed or Typed Name) Vice President

BUYER

MAUI ELECTRIC COMPANY, LIMITED

By	/s/ WILLIAM A. BONNET

Its	William A. Bonnet (Printed or Typed Name) Vice President

By	/s/ RICHARD A. VON GNECHTEN

Its	Richard A. von Gnechten (Printed or Typed Name) Financial Vice President

BUYER

HAWAII ELECTRIC LIGHT COMPANY, INC.

By	/s/ WILLIAM A. BONNET

Its	William A. Bonnet (Printed or Typed Name) Vice President

By	/s/ RICHARD A. VON GNECHTEN

Its	Richard A. von Gnechten (Printed or Typed Name) Financial Vice President

BUYER

EXHIBIT A

NO. 6 INDUSTRIAL FUEL OIL SPECIFICATIONS

Specification - Test Item	Measurement Unit	Limits	ASTM Method
GRAVITY @ 60 DEGREES F.	Degrees API	6.5 Min.	D-1298, D-4052-86

FLASH POINT	Degrees F.	150 Min.	D-93, D-6450

[___]	[___]	[___]	[___]
[___]
	[___]	[___]	[___]
		[___]	[___]
	[___]	[___]	[___]
		[___]	[___]
	[___]	[___]	[___]
		[___]	[___]

POUR POINT	Degrees F.	55 Max.	D-97,
D-5949

[___]	[___]	[___]	[___]
[___]
[___]

[___]	[___]	[___]	[___]
[___]
[___]

[___]	[___]	[___]	[___]
[___]

SEDIMENT & WATER	Percent, Volume	0.50 Max.	D-1796

HEAT VALUE, GROSS	MM BTU/BBL	6.2 Min.	D-240, D-4868

HEAT VALUE, NET	MM BTU/BBL	Report	D-240, D-4868

[___]

1

EXHIBIT B

DIESEL SPECIFICATIONS

Specification - Test Item	Measurement Unit	Limits	ASTM Method
GRAVITY @ 60 DEGREES F.	Degrees API	30.0 Min.	D-1298, D-4052-86

SPECIFIC GRAVITY @ 60 DEGREES F.	n/a	.88 Max.	D-1298, D-4052-86

VISCOSITY	SSU At 104 DF	32.3 Min. 39.4 Max.	D-445, D-2161
	SSU At 100 DF	32.6 Min. 40.1 Max.	D-445, D-2161
	cSt At 100 DF	1.9 Min. 4.29 Max.	D-445, D-2161
	cSt At 104 DF	1.9 Min. 4.07 Max.	D-445, D-2161

FLASH POINT, PM	Degrees F.	150 Min.	D-93 D-6450

[___]	[___]	[___]	[___]

ASH	PPM, Wt.	100 Max.	D-482

[___]	[___]	[___]	[___]

CARBON RESIDUE 10% RESIDUUM	Percent, Wt.	.35 Max.	D-524

SEDIMENT & WATER	Percent, Volume	0.05 Max.	D-1796

[___]	[___]	[___]	[___]
[___]
[___]

[___]	[___]	[___]	[___]
[___]

DISTILLATION, 90% RECOVERED	Degrees F.	540 - 650	D-86

[___]	[___]	[___]	[___]

1

[___]	[___]	[___]	[___]
[___]

[___]	[___]	[___]	[___]
[___]

* HEAT VALUE, GROSS	MM BTU/BBL	5.86	D-240, D-4868

HEAT VALUE, NET	MM BTU/BBL	Report	D-240, D-4868

*	Typical value is shown; value is not a specification limit.

2

EXHIBIT C

No. 6 FUEL OIL EXAMPLE PRICE CALCULATION

Illustrative Price Calculation for October 2003

The price in U.S. Dollars (“USD”) per barrel of No. 6 Fuel Oil is determined Monthly pursuant to Section 5.1, as illustrated by the following formula:

[___]

Where:

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___] market price referencing the price of [___]

[___] converted

from USD per metric ton to USD per barrel by dividing by 6.368.

1

i.	The [____]

on all dates of publication during the period beginning the 21st Day of the second Month preceding the Month of Delivery and ending the 20th Day of the Month preceding the Month of Delivery.

Date of Price	Price in USD per Metric Ton
Date	Low	High	Average
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]
[___]	[___]	[___]	[___][___]

[___]:                                                      [___]

ii.	Expressed in USD per barrel, converting to barrel from metric ton by dividing by 6.368.

= [___] / 6.368 Bbl/MT

[___]

[___]

[___]

[___]

[___]

2

Assume the following [___] this illustration:

[___]

[___]

[___]

[___]

[___]

[___]

A = [___]

T = Taxes applicable to sale of Fuel Oil

i.	HGET = Currently 4.166% of pre-HGET price, excluding the Hawaii Environmental Response Tax;

ii.	Hawaii Environmental Response Tax applied after HGET = Currently $0.05 per barrel.

I.	Sample price computation for Fuel Oil ( [___]

[___] gross heat content as determined

pursuant to Section 5.5 is in the range: [___] MM Btu per barrel)

P = [___]

[___]

[___] per barrel

II.	Sample price computation for Fuel Oil ( [___]

[____] Gross Heat Content as determined pursuant to Section 5.5 is outside the range: [___] MM Btu per barrel)

Assume [___] gross heat content of [___] MM Btu per barrel

P = [___]

[___]

[___]

[___] per barrel

3

EXPLANATION OF TAXES:

Taxes in the Fuel Oil price currently in effect include the Hawaii Environmental Response Tax (currently $0.050 per barrel). Also, Hawaii State General Excise Tax (currently 4.166%) will be paid on all components of the Fuel Oil price, except at the execution of this Contract, the Hawaii Environmental Response Tax.

4

EXHIBIT D

DIESEL EXAMPLE PRICE CALCULATION

Illustrative Price Calculation for October 2003

The price in U.S. Dollars (“USD”) per gallon of Diesel is determined Monthly pursuant to Section 5.2, as illustrated by the following formula:

[_____]

Where:

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

[___]

DP =	market price referencing the price of [___]
[___]
[___] expressed in USD per gallon.

The [___]

[___]

[___]during the period beginning the 21st Day of the second Month preceding the Month of Delivery and ending the 20th Day of the Month preceding the Month of Delivery, expressed in USD per gallon.

1

Date of Price	Price in USD per gallon
	Low	High	Average
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]
[___]	[___]	[___]	[___]

[___] in USD per gallon:                                 [___]

[___]

[___]

[___]

[___]

[___]

Assume the following [___] apply in this illustration:

[___]

[___]

[___]

Assume in this illustration that the [___]

[___]

thus

[___]

2

[___]

[___]

[___]

[___]

[___]

[___]

    [___]

    [___]

    [___]

    [___]

    [___]

    [___]

    [___]

T = Taxes applicable to sale of Diesel

i.	HGET = currently 4.166% of pre-HGET price, excluding the Hawaii Environmental Response Tax and Hawaii Liquid Fuel Fax;

ii.	Hawaii Environmental Response Tax applied after HGET = currently $0.05 per barrel; equivalent to $0.0012 per gallon;

iii.	Hawaii Liquid Fuel Tax applied after HGET = currently $0.01 per gallon.

I.	Price For Diesel Delivered into BUYER’S Nominated Barge on Oahu ( [___] [___] gross heat content is in the range: [___] Btu per gallon)

P = [___]

[___]

[___] per gallon;

II.	Price For Diesel Delivered into BUYER’S Nominated Barge on Oahu ( [___] [___] gross heat content is outside the range: [___] Btu per gallon)

Assume gross heat content, HC = [___] Btu per gallon

3

P = [___]

[___]

[___]

[___] per gallon

III.	Price For Diesel Delivered [___]

[___]

[___]

[___] gross heat

content is in the range: [___] Btu Per gallon)

a. For Diesel Delivered [___]

[___]

P = [___]

[___]

[___] per gallon;

b. For Diesel Delivered to [___]

[___]

P = [___]

[___]

[___] per gallon;

c. For Diesel Delivered to [___]:

[___]

P = [___]

[___]

[___] per gallon;

4

IV.	Price For Diesel Delivered [___]

[___]

[___]

[___] gross heat

content is outside the range: [___] Btu per gallon)

For Diesel Delivered to [___]

[___]

Assume gross heat content, HC = [___] Btu per gallon

P = [___]

[___]

[___]

[___] per gallon

EXPLANATION OF TAXES:

Taxes in the Diesel price currently in effect include the Hawaii Environmental Response Tax (currently $0.050 per barrel ($0.0012 per gallon) and the Hawaii Liquid Fuel Tax (currently $0.01 per gallon). Also, the Hawaii State General Excise Tax (currently 4.166%) will be paid on all components of the Diesel price, except at the execution of this Contract, the Hawaii Environmental Response Tax and the Hawaii Liquid Fuel Tax.

5